UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024

Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(212) 460-4600

Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(212) 460-4600

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc., Common Shares ($.10 par value)	ED	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election Of Directors; Appointment of Principal Officers
On June 4, 2024, Robert Hoglund, Senior Vice President and Chief Financial Officer (principal financial officer) of each of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“CECONY”) announced his plan to retire from the role of the Chief Financial Officer on July 8, 2024. Mr. Hoglund will continue to serve as Senior Vice President of Con Edison and CECONY until his retirement from the companies later this year to provide for a smooth transition.
Also on June 4, 2024 and as part of the companies’ succession plans, Con Edison and CECONY announced that Kirkland B. Andrews will succeed Mr. Hoglund as Senior Vice President and Chief Financial Officer (principal financial officer), effective July 8, 2024. Mr. Andrews, age 56, currently serves as the Executive Vice President and Chief Financial Officer of Evergy, Inc. (NASDAQ: EVRG), a public utility holding company that through its subsidiaries provides energy to customers in Kansas and Missouri. Mr. Andrews joined Evergy, Inc. in 2021 after serving as the Executive Vice President and Chief Financial Officer of NRG Energy, Inc., an integrated power company, since 2011. Mr. Andrews currently serves on the board of directors for RPM International Inc. (NYSE: RPM), a high-performance coating, sealants and specialty chemicals company, where he is a member of the Audit Committee and previously served as co-chair
of the Operating Improvement Committee.
Mr. Andrews entered into an offer letter with Con Edison that provides him with a compensation package consisting of an initial annual base salary of $810,000. Mr. Andrews will also be eligible to participate in Con Edison’s Executive Incentive Plan, with an initial target award equal to 80% of his annual base salary, and in Con Edison’s 2023 Long Term Incentive Plan, with an initial target grant date award equal to 210% of his annual base salary. To induce Mr. Andrews to accept the position and, in part, to replace compensation that Mr. Andrews is forfeiting by departing from his current employer, Mr. Andrews will receive an initial one-time
award of time-based restricted stock units with a grant date fair value of $4,500,000 that will vest 34%, 33% and 33% on the first, second and third anniversaries of his start date, respectively, subject to his continued employment in good standing with the companies on the applicable vesting dates.
The foregoing summary of the offer letter is qualified in its entirety by reference to the full text of the offer letter, dated June 4, 2024, a copy of which is attached hereto as Exhibit 10 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On June 10, 2024, Con Edison and CECONY issued a press release announcing the retirement of Mr. Hoglund and the appointment of Mr. Andrews. A copy of the press release is “furnished” as Exhibit 99 to this report pursuant to Item 7.01 of
Form 8-K, and
the information contained therein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section or deemed to be incorporated by reference into Con Edison’s and CECONY’s filings under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

10	Offer Letter, dated June 4, 2024.

99	Press Release, dated June 10, 2024, furnished pursuant to Item 7.01 of Form 8-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By:	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer
Date: June 10, 2024